Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,497,937,500.00
Previously Paid Amount	0.00
Total Fee Amount	206,865.17
Total Offset Amount	0.00
Net Fee	$ 206,865.17
Final Prospectus	false